SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement	[_] Soliciting Material Under Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials

Ultramar Diamond Shamrock Corporation
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ULTRAMAR DIAMOND SHAMROCK CORPORATION NOTICE OF ANNUAL MEETING AND PROXY STATEMENT For Annual Meeting to be held May 1, 2001

_________________

NOTICE OF ANNUAL MEETING
_________________

May 1, 2001

To the Stockholders of Ultramar Diamond Shamrock Corporation:

     The 2001 Annual Meeting of Stockholders (the “Annual Meeting”) of Ultramar Diamond Shamrock Corporation (the “Company”) will be held at the Company’s corporate headquarters, 6000 North Loop 1604 West, San Antonio, Texas 78249-1112 on Tuesday, May 1, 2001 at 10:00 a.m. central daylight savings time, for the following purposes:

1.	To elect three directors to serve for a three-year term expiring in 2004 (Proxy Item 1);

2.	To approve the amendment and restatement of the Company’s Long-Term Incentive Plan (Proxy Item 2);

3.	To ratify the appointment of independent accountants for 2001 (Proxy Item 3); and

4.	To transact any other business which may be properly brought before the Annual Meeting.

Holders of record of the Company’s common stock (“Common Stock”) at the close of business on March 12, 2001 are entitled to notice of and to vote at the Annual Meeting. March 27, 2001

BY ORDER OF THE BOARD OF DIRECTORS TODD WALKER Corporate Secretary

Ultramar Diamond Shamrock Corporation
6000 N Loop 1604 W
P. O. Box 696000
San Antonio, Texas 78269-6000
Telephone: (210) 592-2000

Whether or not you plan to attend the Annual Meeting, please date and sign the enclosed proxy, and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Annual Meeting, may withdraw it and vote in person. Attendance at the Annual Meeting is limited to stockholders, their proxies, and invited guests of the Company.

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PROXY STATEMENT
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GENERAL INFORMATION

Introduction

       The Board of Directors (the “Board”) of the Company is soliciting proxies to be voted at the Annual Meeting to be held in San Antonio, Texas on May 1, 2001, and at any adjournment thereof. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about March 27, 2001.

Shares Voting

       Holders of shares of Common Stock at the close of business on March 12, 2001 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote shares held on that date at the Annual Meeting. As of the close of business on the Record Date, there were 73,732,631 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote at the Annual Meeting. A majority of such outstanding shares of Common Stock, represented in person or by proxy, is necessary to provide a quorum at the Annual Meeting.

Voting of Proxies

       This proxy solicitation is intended to afford stockholders the opportunity to vote on the election of directors, the amendment and restatement of the Ultramar Diamond Shamrock Corporation 1996 Long-Term Incentive Plan (the “Long-Term Incentive Plan”), the appointment of the Company’s independent accountants for 2001, and in respect of such other matters, if any, as may be properly brought before the Annual Meeting.

       It is the Company’s policy for the Annual Meeting that all returned proxies, ballots, and other voting materials used in connection with the Annual Meeting that identify the votes of specific stockholders will be kept confidential and made available only to certain persons involved in the receipt, counting, tabulation, or solicitation of proxies who have agreed to maintain stockholder confidentiality. Access to voted proxies, ballots, and other voting materials will not be restricted where stockholders seek to communicate with management by writing comments on their proxy cards or otherwise disclose their vote to management or where disclosure may be required by applicable law. In limited circumstances, such as proxy solicitation based on an opposition proxy statement or a proxy solicitation on a matter requiring a vote of more than a majority of the shares represented at the Annual Meeting, this policy could be suspended by the Board.

       A proxy may be revoked either by a written notice duly signed and delivered to the Corporate Secretary of the Company prior to the Annual Meeting, by execution of a subsequent proxy, or by voting in person at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting, but not otherwise. Where a stockholder’s proxy specifies a choice with respect to a matter, the shares will be voted accordingly. If no such specification is made, the shares will be voted FOR the nominees for director identified below, FOR the approval of the amendment and restatement of the Long-Term Incentive Plan, FOR the ratification of the appointment of Arthur Andersen LLP as the Company’s independent accountants, and in the manner that the appointed proxies determine with respect to other matters properly brought before the Annual Meeting.

Annual Report

       The Company’s Annual Report on Form 10-K for the year ended December 31, 2000 (the “Annual Report”) is being furnished with this Proxy Statement to stockholders of record as of the Record Date. The Annual Report contains a list of exhibits filed therewith, but does not include copies of the exhibits. Copies of those exhibits may be obtained without charge through the office of the Corporate Secretary at the address shown above.

ELECTION OF DIRECTORS PROPOSAL
(Item 1 on the Proxy)

       The Company’s bylaws provide that the directors will be classified into three classes. The directors of each class serve for a term of three years and until their successors are elected and qualified.

       Information regarding the nominees proposed by the Board for election at the Annual Meeting and the other directors of the Company whose terms expire after the Annual Meeting is set forth below. W. E. “Bill” Bradford, E. Glenn Biggs, and C. Barry Schaefer have been nominated for election to the class of directors whose terms expire at the 2004 Annual Meeting. Each nominee is presently serving as a director of the Company.

       A majority of the votes of the Common Stock cast at the Annual Meeting is required to elect directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons named therein for a substitute designated by the Company’s Board.

       The persons named in the proxy will vote for the nominees listed below except where authority has been withheld.

Nominees for Election at the Annual Meeting

       W. E. “Bill” Bradford, age 66, is the retired Chairman of Halliburton Company. He became Chairman of Halliburton Company upon its merger in 1998 with Dresser Industries, Inc. Prior to that, Mr. Bradford was Chairman and Chief Executive Officer of Dresser Industries, Inc. Mr. Bradford had been with Dresser Industries, Inc. since 1963, holding various positions in production and management. Mr. Bradford serves on the Board of Directors of Kerr-McGee Corporation. He is Vice Chairman of the Audit Review Committee and serves on the Compensation Committee. He was a director of Diamond Shamrock, Inc. (“Diamond”) from 1992 until he became a director of the Company in December 1996 effective with the merger between Ultramar Corporation and Diamond (the “U-DS Merger”).

       E. Glenn Biggs, age 67, is President of Biggs & Co., a corporation engaged in developmental projects and financial planning. He has been involved in commercial banking beginning with his service as Chairman of the Board of First National Bank of San Antonio. He later served as Vice Chairman and Chairman of the Executive Committee of Interfirst Bank, San Antonio. He serves as Chairman of Hester Asset Management Corp. and Southwestern Bancorp. He is a former Chairman and Director of Bolivian Power Corporation. He has served as Chairman of the Board of Development for the University of Texas Health Science Center. Additionally, he has served as Chairman of the Board of Regents of Baylor University. Mr. Biggs serves on the Audit Review Committee and the Finance and Planning Committee. He was a director of Diamond from 1987 until he became a director of the Company in December 1996 effective with the U-DS Merger.

       C. Barry Schaefer, age 62, is a Managing Director of The Bridgeford Group, an investment banking concern, and President of C.B. Schaefer and Company, Inc., a financial advisory firm. From April 1997 to December 2000, he was an Executive Director of The Beacon Group, an investment and financial advisory firm. Prior to joining The Beacon Group he had been a Managing Director with The Bridgeford Group since 1992. From 1989 through 1991 he was a senior advisor with Dillon Read & Co., Inc., an investment banking group, and prior to that he served as an Executive Vice President of Union Pacific Corporation. Mr. Schaefer serves on the Audit Review Committee and the Public Responsibility Committee. He has been a director of the Company since 1992.

       Russel H. Herman, whose current term in office will expire at the Annual Meeting, is not standing for re-election as a director of the Company.

Directors Whose Terms Expire at the 2002 Annual Meeting

       H. Frederick Christie, age 67, is a consultant specializing in strategic and financial planning. He retired, effective January 1, 1991, as Chairman and Chief Executive Officer of The Mission Group, the non-utility subsidiary of SCE Corp. Prior to that he served as President of Southern California Edison Company. Mr. Christie is a director or trustee of 19 mutual funds under the Capital Research and Management Company and a director of AECOM Technology Corporation, International House of Pancakes, Inc., Ducommon, Incorporated, and Southwest Water Company. Mr. Christie is Vice Chairman of the Compensation Committee and serves on the Finance and Planning Committee. He has been a director of the Company since 1992.

       W. H. Clark, age 68, is the retired Chief Executive Officer and Chairman of the Board of Directors of Nalco Chemical Company. He was the President and Chief Executive Officer of Nalco Chemical Company from 1982 until 1990, and Chairman of the Board of Directors and Chief Executive Officer of that company from 1984 until 1994. Mr. Clark is President of W. “H” Clark Associates, Ltd., and is a member of the Board of Directors of Merrill Lynch Corporation, Bethlehem Steel Corporation, Georgia Pacific Corp., and Millennium Chemicals Corp. Mr. Clark is Vice Chairman of the Finance and Planning Committee and serves on the Compensation Committee. He served as a director of Diamond from 1994 until he became a director of the Company in December 1996 effective with the U-DS Merger.

       Jean R. Gaulin, age 58, is Chairman of the Board, President, and Chief Executive Officer of the Company. Prior to the U-DS Merger, he had been the Chairman of the Board and Chief Executive Officer of the Company since its formation in 1992. From July 1989 through January 1992, Mr. Gaulin was Chief Executive Officer of Ultramar PLC, a leading international integrated oil and gas company, engaged in exploration, production, development and refining and marketing, which was the Company’s predecessor. Prior to that, Mr. Gaulin was President of Ultramar Canada, Inc. Mr. Gaulin has been a director of the Company since 1992.

       Bob Marbut, age 65, has been Chairman and Chief Executive Officer of Argyle Communications, Inc. since January 1992, and Chairman of Hearst-Argyle Television, Inc. since August 1997. He was also Co-CEO of Hearst-Argyle from August 1997 until January 1, 2001. He was Chairman and Chief Executive Officer of Argyle Television, Inc. from August 1994 until its merger with Hearst Broadcasting in August 1997. He was Chairman and Chief Executive Officer of Argyle Television Holding, Inc. from its founding in March 1993 until April 1994. Prior to 1992, Mr. Marbut was President and Chief Executive Officer of Harte-Hanks Communications, Inc. for 20 years and served one year as Vice Chairman of that company. He is a director of Tupperware Corporation, Hearst-Argyle Television, Inc., ProAct Technologies Corp., and iKnowledge, Inc. He is Chairman of the Audit Review Committee and serves on the Finance and Planning Committee. He served as a director of Diamond from 1990 until he became a director of the Company in December 1996 effective with the U-DS Merger.

Directors Whose Terms Expire at the 2003 Annual Meeting

       Byron Allumbaugh, age 69, is the former Chairman and Chief Executive Officer of Ralphs Grocery Company in Los Angeles, California. Mr. Allumbaugh is a director of El Paso Energy Company, C.K.E. Restaurants, Penn Traffic Corporation, Automobile Club of Southern California, and Daymon Associates. He is Chairman of the Compensation Committee and serves on the Public Responsibility Committee. He has been a director of the Company since 1992.

       Katherine D. Ortega, age 66, was an alternate representative of the United States to the 45th General Assembly of the United Nations 1990-1991. She served as the 38th Treasurer of the United States from 1983 to 1989. Prior to joining the Treasury Department as Treasurer, Ms. Ortega served as a Commissioner on the Copyright Royalty Tribunal, and was a member of the President’s Advisory Committee on Small and Minority Business. Ms. Ortega is a director of Ralston Purina Company, Rayonier, Inc. and the Kroger Co. She also serves as a director of Catalyst. Ms. Ortega is a member of the Washington Mutual Investors Fund Advisory Board. Before entering government, Ms. Ortega practiced as a certified public accountant. Ms. Ortega is Vice Chairwoman of the Public Responsibility Committee and serves on the Audit Review Committee. She was a director of Diamond from 1989 until she became a director of the Company in December 1996 effective with the U-DS Merger.

       Madeleine Saint-Jacques, age 65, is Chairman of the Board of Saint-Jacques Vallee Young and Rubicam Inc. in Montreal, Canada. From 1990 through 1994, she was President of Young & Rubicam in Montreal, Canada, and from 1978 through 1990, she served as its Executive Vice President and Managing Director. Ms. Saint-Jacques is a member of the Board of Directors of Groupe TVA inc. Ms. Saint-Jacques is also a member of the Board of Governors, Inno-Centre Quebec, a member of the Board of Associate Governors, University of Montreal and Past Chairman of the Board of Societe d’edition de la revue Forces. Ms. Saint-Jacques is Chairwoman of the Public Responsibility Committee and serves on the Compensation Committee. She has been a director of the Company since 1992.

Board Committees

       The management of the Company is under the direction of the Board. The Board has established Audit Review, Compensation, Finance and Planning, and Public Responsibility Committees. The Board held a total of twelve meetings in 2000. Attendance at the meetings of the Board was 96%. Attendance at the meetings of the Audit Review Committee was 97.5%. Attendance at the meetings of the Compensation Committee was 100%. Attendance at the meetings of the Finance and Planning Committee was 93%. Attendance at the meetings of the Public Responsibility Committee was 85%.

        Audit Review Committee.  Bob Marbut (Chairman), W. E. Bradford (Vice Chairman), E. Glenn Biggs, Katherine D. Ortega and C. Barry Schaefer serve on the Audit Review Committee. The Audit Review Committee makes recommendations to the Board relating to selection of the Company’s independent public accountants and reviews the professional services they provide. The Committee’s review includes the scope of the audit by the Company’s independent accountants, the annual financial statements of the Company, the annual audit report of the independent accountants and any material comments contained in their letters to management, the type and extent of non-audit work being performed for the Company by the independent accountants and its compatability with the accountants’ continued objectivity and independence, material changes in accounting policies and financial reporting standards, the adequacy of the Company’s internal accounting controls, and such other matters with respect to the accounting, auditing, and financial reporting practices and procedures of the Company as it finds appropriate or as may be brought to its attention. The Audit Review Committee held eight meetings in 2000.

        Compensation Committee. Byron Allumbaugh (Chairman), H. Frederick Christie (Vice Chairman), W. E. Bradford, W. H. Clark, and Madeleine Saint-Jacques serve on the Compensation Committee. The Compensation Committee establishes executive compensation policy, administers incentive compensation, stock options, and certain benefit plans of the Company, and approves the salaries and other benefits of the executive officers. In addition, this Committee advises and consults with the Company’s management regarding the compensation policies and practices of the Company applicable to other employees. The Compensation Committee held five meetings in 2000.

        Finance and Planning Committee.  Russel H. Herman (Chairman), W. H. Clark (Vice Chairman), E. Glenn Biggs, H. Frederick Christie, and Bob Marbut serve on the Finance and Planning Committee. The Finance and Planning Committee reviews and makes recommendations to the Board with regard to the financial structure, financial condition, and financial capacity of the Company, including consideration of such financial matters as material corporate borrowings, investments, capital expenditures, and long-term commitments. In addition, it reviews and makes recommendations to the Board with respect to the Company’s annual budget and long-term business plan. The Finance and Planning Committee held three meetings in 2000.

        Public Responsibility Committee.  Madeleine Saint-Jacques (Chairwoman), Katherine D. Ortega (Vice Chairwoman), Byron Allumbaugh, Russel H. Herman, and C. Barry Schaefer serve on the Public Responsibility Committee. The Public Responsibility Committee reviews and monitors the Company’s policies, programs, and practices which significantly affect such responsibilities as environmental protection, safety and health, equal employment opportunity, and business conduct. The Committee, after consultation with management, recommends policies, practices, and programs to the Board regarding the Company’s relationships with its various constituencies. In addition, this Committee has responsibility for considering the composition, structure and functioning of the Board, and for selecting nominees for election as directors of the Company. The Public Responsibility Committee held four meetings in 2000.

Nominations for Director

       The Public Responsibility Committee is responsible for considering the composition, structure, and functioning of the Board and for selecting nominees for election as directors of the Company. Stockholders may make nominations to the Board by following the procedures set out in the Company bylaws, and not otherwise. The Company bylaws provide generally that stockholders wishing to nominate director candidates for consideration by the Public Responsibility Committee may do so by writing the Corporate Secretary of the Company and giving the candidate’s name, biographical information, qualifications, and class or series and number of shares of capital stock of the Company owned by the nominee. Such notice must also set out the name and address of the stockholder giving the notice, the class or series and number of shares of capital stock of the Company beneficially owned by such stockholder, a description of any arrangements relating to the nomination between the stockholder and the nominee or any other person, and a representation that the stockholder intends to appear in person to make the nomination. Such notice must be accompanied by the consent of the nominee to serve if elected. The Company bylaws require that notice of nominations by the stockholders of persons for election as directors at annual meetings of the Company be delivered not less than 60 nor more than 90 days prior to the anniversary date of the mailing of the proxy for the immediately preceding annual meeting; provided, that if the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the first to occur of the day on which the notice of such annual meeting was mailed or the date of the public disclosure of the date of the annual meeting. A copy of the Company bylaws has been filed with the SEC or may be obtained upon request from the Company. See “Where You Can Find More Information.”

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

       The following table presents the compensation in each of 2000, 1999, and 1998 of the Company’s Chief Executive Officer and its four most highly compensated executive officers that were in office on December 31, 2000.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary (1)	Bonus (1)(2)	Other Annual Compensation (3)	Restricted Stock Awards (4)	Number of Securities Underlying Options Granted (5)	LTIP Payouts (6)	All Other Compensation (7)
Jean R. Gaulin	2000	$840,000	$1,000,000	$ 0	0	131,000	$ 0	$ 85,482
Chairman, President, and	1999	725,000	900,000	2,785	0	0	0	59,902
Chief Executive Officer	1998	725,000	363,600	6,258	0	175,000	0	58,850

W. Paul Eisman	2000	350,000	275,000	3,272	0	17,600	0	23,875
Executive Vice President,	1999	290,000	205,800	761	0	0	0	21,883
Corporate Development	1998	265,000	95,500	5,616	0	51,500	0	22,343

Timothy J. Fretthold	2000	388,500	350,000	4,556	0	36,400	0	44,257
Executive Vice President	1999	335,000	360,000	4,793	0	0	0	37,863
and Chief Administrative	1998	335,000	140,300	6,191	0	76,318	0	36,182
and Legal Officer

Christopher L. Havens	2000	395,000	350,000	1,045	0	44,300	0	27,040
Executive Vice President,	1999	283,333	275,000	1,636	0	0	0	17,905
Marketing and Retail	1998	265,000	147,500	7,293	0	75,000	0	18,268
Operations

William R. Klesse	2000	420,000	400,000	2,219	0	47,100	0	157,025
Executive Vice President,	1999	362,500	400,000	3,277	0	0	0	42,358
Operations	1998	335,000	140,300	6,739	0	100,000	0	40,386

H. Pete Smith (8)	2000	388,500	315,000	4,054	0	36,400	83,289	5,386,950
Executive Vice President	1999	370,000	300,000	4,865	0	0	0	18,829
and Chief Financial Officer	1998	335,000	140,300	8,088	0	75,000	0	18,151
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(1)

Includes amounts which have been deferred under the Company’s 401(k) plan and nonqualified 401(k) plan. Under the nonqualified 401(k) plan, participants are permitted to defer receipt of compensation in addition to deferrals under the 401(k) plan.

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(2)

Reflects incentive-based cash bonuses awarded under the Company’s annual incentive plan. Awards under that plan are reported as compensation in the year with respect to which the award was earned, even if actually paid in the following year. The figures shown include amounts deferred under the Company’s 401(k) plans and nonqualified 401(k) plan. See Note (1) above. Mr. Havens’ award for 1999 includes $68,749 in lieu of which he received 2,949 shares of restricted Common Stock that vests by its terms after two years.

(3)

Reimbursement of executive officers for federal income tax and Medicare tax relating to various benefit plans and premiums paid for group life insurance in excess of $50,000. Perquisites and other personal benefits received by the executive officers are not included because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for any named individual.

(4)

Unvested shares of restricted stock may not be sold or transferred. The shares otherwise carry full voting rights and dividends are paid on restricted stock awards from the time of grant at the same rate as paid to all stockholders. The total amount of restricted stock and performance restricted stock held by each of the named executive officers and the fair market value of such shares as of December 31, 2000, without reducing such market value for restrictions on transfer was as follows: Mr. Gaulin, 34,300 shares, $1,059,012; Mr. Eisman, 4,600 shares, $142,025; Mr. Fretthold, 9,500 shares, $293,312; Mr. Havens, 11,600, $358,150; and Mr. Klesse, 12,300 shares, $379,762.

(5)	Options granted in 1998 to Mr. Fretthold and Mr. Eisman include reload options granted upon exercise of the associated option.
(6)

Long-term incentive plan payouts included in this column consist of the dollar value of performance-restricted Common Stock granted in 2000 that vested in 2000 due to Mr. Smith’s retirement. That value was established using the closing price of the Common Stock on the New York Stock Exchange (“NYSE”) on the last trading day immediately preceding the day on which the performance-restricted Common Stock vested.

(7)	Includes the following compensation paid or accrued under benefit plans maintained by the Company:
(a)	Mr. Klesse received relocation incentive payments of $105,000 in 2000 in connection with his relocation to the Company’s West Coast operations.

(b)	$1,489,200 was paid to Mr. Smith under the terms of his executive employment agreement and $3,897,750 was paid under his Supplemental Executive Retirement Plan.

(c)

Above market interest accrued on amounts deferred by Messrs. Fretthold and Klesse under the Diamond Shamrock, Inc. Deferred Compensation Plan, with Mr. Fretthold earning $7,821 and Mr. Klesse earning $11,674.

(d)

Annual allocations in the last fiscal year under the Company’s Excess Employee Stock Ownership Plan. Mr. Eisman, $725; Mr. Fretthold, $4,560; and Mr. Klesse, $4,933. The Company’s Employee Stock Ownership Plans were terminated in November 1997.

(e)

The supplemental disability income program for executive officers of the Company employed prior to the U-DS Merger provides those executive officers an amount equal to 60% of base compensation less any amount received by such officer under any other long-term disability plan sponsored by the Company for employees generally. The supplemental disability income program for former Diamond executives provides participants with an amount equal to 66 2/3% of base compensation less an amount received by such executive under any other long-term disability plan sponsored by the company for employees generally. Annual premiums paid or accrued in the last fiscal year by the Company to fulfill its obligations under the supplemental disability income program relating to the named executive officers were: Mr. Gaulin, $9,784; Mr. Fretthold, $1,137; Mr. Havens, $873; and Mr. Klesse, $1,278.

(f)

Premiums paid or accrued in the last fiscal year under the executive life insurance program for executive officers were: Mr. Gaulin, $12,088; Mr. Eisman, $3,400; Mr. Fretthold, $2,823; Mr. Havens, $3,552; Mr. Klesse, $3,650.

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(g)

Matching contributions to participant’s 401(k) accounts, and amounts awarded by the Company under its nonqualified 401(k) plan due to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Contributions made to the accounts of the named executive officers in 2000 were: Mr. Gaulin, $63,610; Mr. Eisman, $19,750; Mr. Fretthold, $27,916; Mr. Havens, $22,615; Mr. Klesse, $30,490; and Mr. Smith, $25,559.

(8)	Mr. Smith retired on December 1, 2000.

Stock Options

       The tables below set forth information regarding stock options granted to and exercised by the named executive officers in the last fiscal year, and the value of unexercised options and related rights held by such executive officers at the end of the fiscal year.

Option Grants in 2000

Individual Grants

Name	Grant Date (1)	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh) (2)	Expiration Date	Grant Date Present Value (3)
Jean R. Gaulin	2/7/00	131,000	11.54	$23.3125	2/7/10	$ 620,560
W. Paul Eisman	2/7/00	17,600	1.55	23.3125	2/7/10	83,372
Timothy J. Fretthold	2/7/00	36,400	3.21	23.3125	2/7/10	172,430
Christopher L. Havens	2/7/00	44,300	3.9	23.3125	2/7/10	209,853
William R. Klesse	2/7/00	47,100	4.15	23.3125	2/7/10	223,117
H. Pete Smith	2/7/00	36,400	3.21	23.3125	2/7/10	172,430
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(1)

Options were granted under the Long-Term Incentive Plan to Messrs. Gaulin, Eisman, Fretthold, Havens, Klesse, and Smith on February 7, 2000 with an exercise price of $23.3125 and a term of ten years which become exercisable in three annual installments on the anniversary of the grant of 30%, 30%, and 40% respectively.

(2)	Exercise price based on the closing sales price on the NYSE on the date of grant.

(3)

Value is based on the Black-Scholes option pricing model, in which data relating to the volatility and dividend yield of the Company’s Common Shares is used, based upon actual experience. For options with ten year terms, the assumptions are 24.42% and 4.00% for the annualized volatility and annual dividend yield, respectively. The risk-free rate of interest assumed for options with ten year terms was 6.79%.

Aggregated Option Exercises in 2000 and December 31, 2000 Option Values (1)

Name	Number of Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at 12/31/00 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End Exercisable/ Unexercisable
Jean R. Gaulin	0	$ 0	576,925/551,000	$3,177,125/$1,590,063
W. Paul Eisman	0	0	124,602/87,600	$282,615/$266,850
Timothy J. Fretthold	3,648	6,804	164,404/166,400	$470,408/$494,650
Christopher L. Havens	0	0	120,500/124,300	$586,250/$516,894
William R. Klesse	3,629	427	179,200/187,100	$567,193/$623,694
H. Pete Smith	0	0	178,500/166,400	$1,348,750/$494,650

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(1)	Year-end value for stock options was calculated based on the market value of the underlying shares at December 31, 2000.

Long-Term Incentive Plans-Awards In Last Fiscal Year

     Performance Units have been granted to the named executive officers and other key employees under the Long-Term Incentive Plan. The following table sets forth information regarding Performance Units granted in the last fiscal year by the Company to the named executive officers.

Performance Units

		Performance or Other Period	Estimated Future Payouts Under Non-Stock-Price-Based Plans (2)
Name	Number of Units	Until Maturation or Payout (1)	Threshold ($)	Target ($)	Maximum ($)
Jean R. Gaulin	1,680,000	12/31/02	$420,000	$1,680,000	$3,780,000
W. Paul Eisman	225,000	12/31/02	56,250	225,000	506,250
Timothy J. Fretthold	466,200	12/31/02	116,550	466,200	1,048,950
Christopher L. Havens	567,800	12/31/02	141,950	567,800	1,277,550
William R. Klesse	603,800	12/31/02	150,950	603,800	1,358,550
H. Pete Smith	466,200	12/31/02	116,550	466,200	1,048,950
_________________

(1)

Performance Units (“Units”) pay out, if at all, at the end of a three-year term, based on achievement of predetermined targets for improvements in the Company’s earnings before deduction of tax and interest expense (“EBIT”) for each year of the three-year term and control of the Company’s average capital employed during each of those years. The Units provide an early payout opportunity at the end of the second year of their term, based on the average of results obtained for years one and two, with payout calculated based on one half of the target payout. Final payout at the end of year three is based on the average of results obtained for the entire three years of the term. Amounts paid out based on the Unit’s early payout provisions are deducted from any final payout at the end of the third year.

(2)

Units are valued at $1.00 each. The target payout of Units awarded in 2000 is 100%. If threshold performance is attained, 25% of the Units would be earned. If maximum performance targets are attained, 225% of Units awarded would be earned. Payouts of Units will be made in cash.

Performance-Restricted Shares

		Performance or Other Period	Estimated Future Payouts (2)
Name	Number of Units	Until Maturation or Payout (1)	Threshold	Target	Maximum
Jean R. Gaulin	34,300	12/31/02	30,870	34,300	68,600
W. Paul Eisman	4,600	12/31/02	4,140	4,600	9,200
Timothy J. Fretthold	9,500	12/31/02	8,550	9,500	19,000
Christopher L. Havens	11,600	12/31/02	10,440	11,600	23,200
William R. Klesse	12,300	12/31/02	11,070	12,300	24,600
H. Pete Smith	9,500	12/31/02	8,550	9,500	19,000
_________________

(1)

The restrictions on the performance-restricted shares lapse over a three-year period based on the total return (consisting of price increase and dividends paid) on the Common Stock as compared to that on common stock of the companies in the Peer Group, measured at the end of each of the three years and for all three years combined. Based on performance results, there is an opportunity to earn shares at the end of each of the three years in the performance period for distribution at the end of the three-year period. All unearned shares will be forfeited if not earned by the end of the three-year period.

8

(2)

The target payout for the performance-restricted shares awarded in 2000 is 100%. If threshold performance is attained, 90% of the award would be earned. If maximum performance is attained, 200% of the performance-restricted shares awarded would be earned. Payouts of performance-restricted shares above the 100% target level may be made in cash. Performance-restricted shares carry full voting and dividend rights from the time of grant.

The Company’s Benefit Plans

     Qualified Benefit Plan. The Company maintains a tax-qualified defined benefit pension plan (the “Qualified Plan”) for participating Company employees working in the United States. Benefits are based upon formulae that take into account (i) the participant’s years of service with the Company (and a prior controlled group for some participants), (ii) the average of a participant’s compensation (consisting of salary and bonus) during such participant’s three highest-paid consecutive years of service out of the participant’s most recent five years of service with the Company (or the prior controlled group, if higher), and (iii) for certain participants, the benefit formula in effect under pension plans maintained by businesses acquired by the Company. In general, a participant accrues a benefit of 1.6% of plan compensation for each year of service. Retirement benefits payable under the Qualified Plan are offset by pensions paid by other employers if the participant’s years of service with that employer are taken into account in determining such participant’s benefits under the Qualified Plan.

     UDS Supplemental Non-Qualified Retirement Plans. The Company maintains a supplemental nonqualified defined benefit pension plan (the “Nonqualified Plan”) to provide supplemental retirement benefits to certain executives designated by the Compensation Committee, including Mr. Gaulin, Mr. Havens, and Mr. Smith out of the named executives. The Nonqualified Plan provides participants with benefits not payable from the Qualified Plan because of limits imposed by the Code. A participant who retires at or after age 62 receives a benefit of no less than 60% of average annual compensation for the three highest-paid consecutive years of service out of the most recent five, less the amount of any other retirement benefits payable from any other source.

     The following table illustrates the yearly pension commencing at age 62 (which is not offset for social security), assuming a two-thirds joint annuity with ten years certain, that may become payable to an employee in the higher salary classifications out of the Qualified Plan and the Nonqualified Plan.

Pension Plan Table

	Years of Service
Average Annual Compensation (1)	15	20	25	30	35
$ 300,000	$ 81,000	$108,000	$135,000	$ 162,000	$ 189,000
400,000	108,000	144,000	180,000	216,000	252,000
500,000	135,000	180,000	225,000	270,000	315,000
600,000	162,000	216,000	270,000	324,000	378,500
700,000	189,000	252,000	315,000	378,000	441,000
800,000	216,000	288,000	360,000	432,000	504,000
900,000	243,000	324,000	405,000	486,000	567,000
1,000,000	270,000	360,000	450,000	540,000	630,000
1,100,000	297,000	396,000	495,000	594,000	693,000
1,200,000	324,000	432,000	540,000	648,000	756,000
1,300,000	351,000	468,000	585,000	702,000	819,000
1,400,000	378,000	504,000	630,000	756,000	882,000
1,500,000	405,000	540,000	675,000	810,000	945,000
1,600,000	432,000	576,000	720,000	864,000	1,008,000
1,700,000	459,000	612,000	765,000	918,000	1,071,000
1,800,000	486,000	648,000	810,000	972,000	1,134,000
1,900,000	513,000	684,000	855,000	1,026,000	1,197,000
2,000,000	540,000	720,000	900,000	1,080,000	1,260,000

9

_________________

(1)

As of December 31, 2000, the average highest compensation received for any three consecutive years of service of the most recent five, and credited years of service for the executives named in the Summary Compensation Table entitled to receive benefits under both the Qualified Plan and the Nonqualified Plan, were Mr. Gaulin, $1,426,733, 27 years; Mr. Havens, $474,150, 12 years; and Mr. Smith, $605,607, 20 years.

     Diamond Retirement Plan. Former Diamond executives, including Messrs. Eisman, Fretthold, and Klesse, continue to accrue benefits under certain executive retirement programs of Diamond which were in place prior to the U-DS Merger. The plan under which such executives continue to accrue benefits is the Diamond Supplemental Executive Retirement Plan.

     The Diamond Supplemental Executive Retirement Plan provides additional benefits to eligible former Diamond executives and Diamond employees. The Supplemental Executive Retirement Plan benefit is calculated on the basis of 60% of the average of the highest compensation the executive officer received over any three years during the last ten years of employment with the Company and Diamond. A reduction is made to eliminate benefits payable under the Qualified Plan and under any defined benefit plan of previous employers. Benefits under the Supplemental Executive Retirement Plan are secured under a trust arrangement subject to claims of general creditors of the Company.

     The table below estimates the combined annual benefits payable by operation of such plan to a participant upon retirement based on the specified compensation and years of service combinations indicated without reduction for benefits payable by previous employers.

Pension Plan Table (Diamond Retirement Plan)

	Estimated Annual Combined Benefits Credited for Years of Service Indicated (2)
Average Annual Compensation (1)	15	20	25	30	35
$ 300,000	180,000	180,000	180,000	180,000	180,000
400,000	240,000	240,000	240,000	240,000	240,000
500,000	300,000	300,000	300,000	300,000	300,000
600,000	360,000	360,000	360,000	360,000	360,000
700,000	420,000	420,000	420,000	420,000	420,000
800,000	480,000	480,000	480,000	480,000	480,000
900,000	540,000	540,000	540,000	540,000	540,000
1,000,000	600,000	600,000	600,000	600,000	600,000
1,100,000	660,000	660,000	660,000	660,000	660,000
1,200,000	720,000	720,000	720,000	720,000	720,000
1,300,000	780,000	780,000	780,000	780,000	780,000
1,400,000	840,000	840,000	840,000	840,000	840,000
1,500,000	900,000	900,000	900,000	900,000	900,000
1,600,000	960,000	960,000	960,000	960,000	960,000
1,700,000	1,020,000	1,020,000	1,020,000	1,020,000	1,020,000
1,800,000	1,080,000	1,080,000	1,080,000	1,080,000	1,080,000
1,900,000	1,140,000	1,140,000	1,140,000	1,140,000	1,140,000
2,000,000	1,200,000	1,200,000	1,200,000	1,200,000	1,200,000
_________________

(1)

Compensation includes salary and bonus paid within a calendar year. At December 31, 2000, the average of the highest compensation received by the executive officers named in the Summary Compensation Table currently entitled to benefits under the Diamond Retirement Plan over any three years during the last ten years of employment with the Company and Diamond and their credited years of service were Mr. Eisman, $497,267, 22 years; Mr. Fretthold, $627,433, 24 years; and Mr. Klesse, $653,267, 32 years.

(2)

Amounts shown in the table represent the maximum defined benefit values payable under the executive retirement program. Benefits are calculated without offset for social security benefits or reduction for benefits payable by previous employers. Whether these amounts actually become payable in whole or in part depends on the contingencies and conditions governing such plans, including the individual’s age, date of hire, term of service as an executive officer, career earnings, amount of certain other pension plan payments, and related supplemental retirement payments received from former employers.

10

Employment Agreements and Change-in-Control Arrangements

     The Company has entered into employment agreements with each of the named executive officers for a term of three years, except for Mr. Gaulin, with whom the Company has entered into an employment agreement providing for a five-year term, as described below (collectively the “Executive Employment Agreements”). Under the Executive Employment Agreements, termination of an executive without “cause,” or voluntary termination for “good reason,” will result in a lump sum payment equal to three times his highest annual base salary and annual incentive compensation during the three years prior to termination. “Good reason” includes (a) a breach by the Company of a material provision of the Executive Employment Agreement, (b) certain material reductions of the executive’s aggregate benefits, and (c) termination of employment for any reason following a change in control.

     The Executive Employment Agreements define “cause” as a finding that the executive (i) committed an illegal act intended to and which did defraud the Company, (ii) engaged in gross negligence or gross misconduct in carrying out his duties, or (iii) breached certain noncompete, no solicitation, or confidentiality covenants.

     Under the terms of Mr. Smith’s Executive Employment Agreement and the related Relocation Agreement, Mr. Smith retired effective December 1, 2000. Such retirement was treated as a termination for “good reason” under Mr. Smith’s Executive Employment Agreement, except that, instead of a lump sum equal to three times his highest annual base salary and annual incentive compensation during the three years prior to termination, Mr. Smith received a lump sum payment equal to three times his highest annual base salary and annual incentive compensation for 1995, 1996 and 1997, less $150,000.

     Under the Executive Employment Agreement of Mr. Gaulin (the “CEO Agreement”), Mr. Gaulin became Chief Executive Officer of the Company on January 1, 1999. The CEO Agreement will be automatically renewed, subject to any prior termination, for successive one-year periods on December 3, 2001 and each anniversary thereafter unless either party gives at least three months’ prior notice of non-renewal. The other terms of the CEO Agreement, including severance benefits, are substantially the same as those in the other Executive Employment Agreements, except that the CEO Agreement (i) provides for enhanced retirement benefits under the Company’s nonqualified and qualified retirement plans upon an involuntary termination of employment without cause (including a voluntary termination with good reason), and (ii) “good reason,” in the absence of a change in control, includes non-renewal of the CEO Agreement by the Company, a significant reduction in Mr. Gaulin’s duties, and any addition of inconsistent duties.

Directors’ Fees and Related Information

     Directors who are not employees of the Company receive an annual retainer of $44,000 plus $2,000 per day for attendance at each meeting of the Board. Non-employee directors who serve on committees of the Board also receive $1,000 per day for committee meetings attended with the chairpersons receiving $1,500 per day for chairing meetings of those committees. Directors who are employees of the Company are not compensated for their Board and committee service.

     Under the Company’s Non-Employee Director Equity Plan, all non-employee directors receive at least $25,000 of their annual retainer, with an election to receive up to 100% of such retainer, in restricted Common Stock. The shares vest in 20% increments each year over five years and carry full voting and dividend rights from the time of grant.

     In addition to the grant of Common Stock, all non-employee directors receive an annual grant of options to purchase 2,000 shares of Common Stock. Except in certain situations, 100% of the stock options become exercisable one year from the date they are granted and expire ten years from the date granted. The exercise price of the stock options is equal to the closing price of the Common Stock as reported on the NYSE on the date of grant.

Compensation Committee Interlocks and Insider Participation

     Byron Allumbaugh (Chairman), H. Frederick Christie (Vice Chairman), W.E. Bradford, W.H. Clark, and Madeleine Saint-Jacques served on the Compensation Committee in 2000. None of those individuals has ever been an officer or employee of the Company or its subsidiaries. No executive officer of the Company has served as a member of the board of directors or the compensation committee of any company whose executive officers include a member of the Board or the Compensation Committee.

Stock Performance Graph

     The Company’s objective in selecting its Peer Group, for purposes of the graph below, is to select a group that reflects the Company’s business, risks, and markets. The criteria applied in making the selection include (i) whether a company operates one or more refineries; (ii) a company’s refining and marketing sales as a percentage of its total sales; (iii) a company’s gasoline and distillate production as a percentage of its total refinery production; and (iv) a company’s refining and marketing assets as a percentage of total company assets.

     The Peer Group includes Crown Central Petroleum Corporation, Giant Industries, Inc., Holly Corporation, Sunoco, Inc., Tesoro Petroleum Corporation, Tosco Corporation, and Valero Energy Corporation. The following graph compares the cumulative total return on the Common Stock of the Company with that of the Standard & Poor’s 500 Stock Index and the Peer Group, assuming an initial investment of $100 on December 31, 1995 and the reinvestment of all dividends. The returns for each company in the Peer Group have been weighted according to that company’s stock market capitalization.

Compensation Committee Report on Executive Compensation

     The Company’s executive compensation and benefit program is administered by the Compensation Committee. The Compensation Committee is composed of five independent “non-employee directors” as that term is defined in Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and related rules, who are also “outside directors” as that term is defined in Section 162(m) (“Section 162(m)”) of the Code.

Compensation Policy and Objectives

     The executive compensation program is designed to (i) provide competitive compensation to attract, motivate, and retain executives with superior skills and abilities, (ii) align the immediate financial goals of executives with those of stockholders by linking a significant portion of all executives’ annual compensation directly to stockholders’ return and corporate performance for the year, and (iii) align the long-term economic interests of executives with those of the Company’s stockholders by encouraging executives to become long-term stockholders by providing a significant portion of their compensation in stock options.

     These goals are achieved through the structuring and integrated administration of the Company’s base salary, annual incentives, and long-term incentives based on pre-established guidelines and targets.

Elements of Compensation

     Base Salary.   The Compensation Committee annually reviews competitive base salary data of an industry group prepared by nationally recognized independent compensation consultants. The base salaries of the Company’s executive officers are benchmarked against the top five highest paid executives (as disclosed in the most recently available proxy statement data) from the industry group. In determining the executive officers’ base salaries for 2000, the Compensation Committee targeted the median base salaries among the companies used in the competitive base salary data. As a result of the review, the base salaries of the executive officers, including the Chief Executive Officer, were adjusted in 2000.

     Annual Incentive Plan.   The 2000 Annual Incentive Plan (“AIP”) for the Chief Executive Officer and other executive officers was based 90% on the Company’s return on capital employed (“ROCE”) and 10% on the Company’s efforts at safety and environmental excellence. For other senior executives, incentive compensation was based 70% on ROCE, 20% on individual performance based on pre-agreed objectives, and 10% on the Company’s efforts at safety and environmental excellence.

     In 2000, the form in which AIP awards were paid was subject to the Company’s minimum share ownership guidelines. Under the guidelines, the Chief Executive Officer is expected to own Common Stock equal in value to three times his annual base salary, other executive officers are expected to own Common Stock with value equal to two times their annual base salary, and other AIP participants are expected to own Common Stock with value equal to their annual base salary. AIP participants are permitted to count Common Stock which they own outright, Common Stock they own indirectly (e.g. through trusts or similar arrangements, including employee stock ownership and 401(k) plans), and Common Stock they own subject to restriction. Senior managers below the level of vice president are also permitted to include the value of vested options to purchase Common Stock. As measured by ownership on December 31, 2000, the Chief Executive Officer and three of the named executive officers met the respective guidelines for ownership of Company shares. Participants not meeting the guidelines elected either to (1) use as much as 25% of their annual incentive plan award to purchase Common Stock, or (2) be paid their 2000 AIP awards 75% in cash and 25% in restricted stock.

     Long-Term Incentive Plan.   The Long-Term Incentive Plan was adopted in 1996 by the Company’s Board and approved by the Company’s stockholders at the time of the U-DS Merger. Award levels under the Long-Term Incentive Plan are developed to be competitive with market median long-term incentive values (on an annualized basis) and to provide opportunity to meet stock ownership requirements.

     In 2000, awards to the executive officers under the Long-Term Incentive Plan were made in the form of stock options, performance restricted stock, and performance units.

     Compensation of Mr. Gaulin as Chief Executive Officer.   Mr. Gaulin’s compensation package was designed to encourage short and long-term performance in line with the interests of the Company’s stockholders. The majority of his compensation was at risk, in the form of Company-earnings-based conditions to payment of his annual bonus. Mr. Gaulin’s annual base salary for 2000 was $840,000, which was at the median level for chief executives of companies included in the industry group base salary data reviewed by the Compensation Committee, and was consistent with base salaries paid to the Chief Executive Officers of other corporations comparable in size and complexity to the Company. He received an AIP Bonus of $1,000,000, based on the Company’s ROCE and safety and environmental excellence for 2000, and in recognition of the Company’s overall performance in 2000. Awards were also made to Mr. Gaulin under the Long-Term Incentive Plan in 2000 in the form of stock options, performance restricted stock, and performance units.

Internal Revenue Service Rules

     The Internal Revenue Service has issued regulations under Section 162(m) which generally disallow a federal income tax deduction by any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the Chief Executive Officer or any of the four other most highly compensated executive officers, unless such compensation is paid pursuant to a qualified “performance-based compensation” plan, the material terms of which are disclosed to and approved by stockholders.

     The Company’s Board has considered these requirements and the regulations. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated by the Board in light of the Company’s overall compensation philosophy and objectives. The Company has established incentive plans which permit stock awards that meet the requirements of Section 162(m) and hence will maximize the Company’s federal income tax deductions for compensation expense. However, the Company’s Board believes there are circumstances in which the Company’s and stockholders’ interests are best served by providing compensation which may not always be fully deductible, and that its ability to exercise discretion outweighs the advantages of qualifying all compensation for deduction under Section 162(m).

Compensation Committee of the Board of Directors

Byron Allumbaugh, Chairman
H. Frederick Christie, Vice Chairman
W. E. Bradford
W. H. Clark
Madeleine Saint-Jacques

Indebtedness of Management

     Employee Stock Purchase Loan Program.   This program is intended to encourage Common Stock purchases by key employees by providing loans to buy Common Stock on the open market. The interest rate for a loan under the program made prior to the December 1996 is adjusted annually during the term of the loan to the Applicable Federal Rate (the “AFR”) published by the U.S. Internal Revenue Service as of the date of such adjustment. The weighted average rate of all loans, as adjusted annually, is compared monthly to the initial AFR rate on all loans and the lower rate is used. Loans under the program made since December 1996 bear interest at a rate equal to the AFR for short-term loans, as effective month-to-month during the term of the loan, not to exceed 8%. As of February 28, 2001, rates of interest on loans to executive officers ranged from 5.18% to 6.3% with the AFR being 5.18%. Interest is payable annually and principal is repayable in five annual installments of 20% commencing on the February 15th following the fifth anniversary of the borrowing. The highest amounts outstanding at any time since the beginning of the last fiscal year under the Program and the amount outstanding on March 15, 2001 on loans to executive officers and directors of the Company which at any time since January 1, 2000 exceeded $60,000 were: Mr. Eisman: $196,794 and $196,794, respectively; Mr. Fretthold: $201,850 and $190,000, respectively; Mr. Klesse: $359,003 and $348,291, respectively; and Mr. Smith: $188,719 and $0, respectively.

     Other Indebtedness of Management.   In order to assist certain key executives of the Company in relocating to the various areas in which the Company maintains offices, the Company has provided ten-year, secured, non-interest bearing loans to be used to purchase a primary residence. During 1992, in connection with his relocation, the Company made such a loan to Mr. Smith. The highest amount outstanding on Mr. Smith’s loan since January 1, 2000 was $123,750, and $82,500 was outstanding on Mr. Smith’s loan on January 31, 2001. In 1997, in connection with his relocation, the Company made a similar loan to Mr. Havens. The highest amount outstanding on Mr. Havens’ loan since January 1, 2000 was $278,300, and $238,600 was outstanding on Mr. Havens’ loan on January 31, 2001. During 2000, in connection with his relocation, the Company made a loan to Mr. Klesse. The highest amount outstanding on Mr. Klesse’s loan since December 31, 2000 was $1,638,000, and $1,638,000 was outstanding on Mr. Klesse’s loan on January 31, 2001.

OWNERSHIP OF THE COMPANY’S COMMON STOCK
BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Directors and Executive Officers

     The table below sets forth the Common Stock ownership of the Company’s directors and executive officers as of the Record Date. Unless otherwise indicated in the footnotes to such table, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown:

Name	Shares Owned (1)		Shares Subject to Options (2)	Total Shares Beneficially Owned (3)	Percentage of Outstanding Shares
Byron Allumbaugh	10,965	(4)	5,000	15,965	(7)
E. Glenn Biggs	13,111		8,060	21,171	(7)
W. E. Bradford	8,750		8,060	16,810	(7)
H. Frederick Christie	9,295	(5)	5,000	14,295	(7)
W. H. Clark	6,073		8,060	14,133	(7)
W. Paul Eisman	39,968		127,232	167,200	(7)
Timothy J. Fretthold	64,333		175,324	239,657	(7)
Jean R. Gaulin	205,477		616,225	821,702	1.1%
Christopher L. Havens	51,376		133,790	185,166	(7)
Russel H. Herman	16,695		5,000	21,695	(7)
William R. Klesse	87,063		193,330	280,393	(7)
Bob Marbut	16,619		8,060	24,679	(7)
Katherine D. Ortega	6,254		8,060	14,314	(7)
Madeleine Saint-Jacques	8,568		5,000	13,568	(7)
C. Barry Schaefer	6,866	(6)	5,000	11,866	(7)
All directors and executive
officers as a group
(16 persons)	577,313		1,311,201	1,888,514	2.4%
_________________

(1)

Includes restricted shares of Common Stock issued under the Company’s long-term incentive plans, the vesting of which is contingent on the passage of time or continued service, as follows: Byron Allumbaugh, 1,588 shares; E. Glenn Biggs, 1,588 shares; W. E. Bradford, 1,588 shares; H. Frederick Christie, 882 shares; W. H. Clark, 1,400 shares; W. Paul Eisman, 19,600 shares; Timothy J. Fretthold, 26,300 shares; Jean R. Gaulin, 96,800 shares; Christopher L. Havens, 40,049 shares; Russel H. Herman, 882 shares; William R. Klesse, 39,500 shares; Bob Marbut, 971 shares; Katherine D. Ortega, 882 shares; Madeleine Saint-Jacques, 926 shares; C. Barry Schaefer, 1,147 shares; and all directors and executive officers as a group (16 persons) 260,003 shares.

(2)	Includes Common Stock which may be acquired within 60 days through the exercise of stock options granted under the Company’s long-term incentive plans.

(3)	Consisting of the total shares of Common Stock owned outright or indirectly and shares of Common Stock which may be acquired within 60 days through the exercise of stock options.

15

(4)	Includes 2,660 shares of Common Stock registered in the name of Byron E. and Sharon K. Allumbaugh Revocable Trust as to which Mr. Allumbaugh shares voting and investment power.

(5)	Includes 5,531 shares of Common Stock registered in the name of the Christie Family Trust as to which Mr. Christie shares voting and investment power.

(6)	Includes 500 shares of Common Stock registered in the name of the Evelyn G. Schaefer Trust as to which Mr. Schaefer shares voting and investment power.

(7)	The percentage of shares beneficially owned by such individual did not exceed one percent of outstanding shares of Common Stock as of the Record Date.

Certain Beneficial Owners

     The following table contains certain information regarding persons or entities whom the Company has been advised are beneficial owners of 5% or more of the Company’s Common Stock as of the dates indicated in the footnotes to the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Capital Research and Management Company 333 South Hope Street Los Angeles, California 90071	7,802,400 (1)	9.0%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	8,266,555 (2)	9.51%
_________________

(1)	According to a Schedule 13G dated February 9, 2001 filed with the SEC by Capital Research and Management Company, it holds sole dispositive power with respect to these shares.

(2)

According to a Schedule 13G dated February 14, 2001 filed with the SEC by Wellington Management Company, LLP, it holds sole dispositive power with respect to these shares and shares voting power with respect to 2,480,000 of them.

AMENDMENT AND RESTATEMENT OF THE LONG-TERM INCENTIVE PLAN
(Item 2 on the Proxy)

Introduction

     The shareholders of the Company approved the Long-Term Incentive Plan in 1996. The shareholders are being asked to approve the amendment and restatement of the Long-Term Incentive Plan which (i) reserves an additional 5,000,000 shares of Common Stock for issuance under the Long-Term Incentive Plan to comply with the requirements of the NYSE and of Section 162(m), (ii) authorizes the granting of bonus awards of cash and stock, (iii) permits limited transfer of certain options, (iv) adds additional performance criteria to which certain awards may be subject, and (v) makes certain other design and administrative changes, all as further described in this summary. The following summary of the Long-Term Incentive Plan is qualified in its entirety by reference to the full text of the Long-Term Incentive Plan, as amended and restated, attached hereto as Appendix “A”.

Vote Required

     Under Delaware law, the approval of the amendment and restatement of the Long-Term Incentive Plan requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The Board recommends that the stockholders vote FOR the approval of the amendment and restatement of the Long-Term Incentive Plan.

Purpose

     The principal purpose of the Long-Term Incentive Plan is to further the growth, development, and financial success of the Company by providing incentives to those officers and other key employees who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions.

Administration

     The Long-Term Incentive Plan is administered by the Compensation Committee. The Compensation Committee has all the authority that may be necessary or helpful to enable it to discharge its responsibilities under the Long-Term Incentive Plan, including authority to determine eligibility for participation, type and/or amount of award, and subject to the terms of the Long-Term Incentive Plan, all other terms and conditions of awards. Except as otherwise specifically limited in the Long-Term Incentive Plan, the Compensation Committee has full power and authority to construe, interpret, and administer the Long-Term Incentive Plan. In addition, under the Long-Term Incentive Plan, as amended and restated, in the event (i) the Company is merged, (ii) all or substantially all of the Company’s assets are acquired by another entity, (iii) the Company is reorganized or liquidated, or (iv) the Company enters into a written agreement to undergo one of the events described in (i), (ii) or (iii), then the Compensation Committee may upon notice to the affected persons, cancel any outstanding awards and pay the holders thereof in cash or Common Stock.

Eligibility

     The persons eligible to participate in the Long-Term Incentive Plan are officers of the Company and employees of the Company or any of its subsidiaries who are designated by the Compensation Committee as key employees.

Shares Reserved

     Subject to certain exceptions set forth in the Long-Term Incentive Plan relating to stock splits, recapitalizations, and similar transactions, a total of 6.0 million shares of Common Stock have been previously reserved for issuance pursuant to the Long-Term Incentive Plan, and subject to shareholder approval of the amendment and restatement of the Long-Term Incentive Plan, an additional 5.0 million shares of Common Stock will be reserved on the date of the Annual Meeting for issuance under the Long-Term Incentive Plan. Further, under the Long-Term Incentive Plan, as amended and restated, if an award expires or terminates for any reason prior to the holder of such an award receiving any economic benefit from the award then the number of shares of Common Stock subject to such award shall again become available for future awards under the Long-Term Incentive Plan. As of March 20, 2001, the closing price of one share of Common Stock on the NYSE was $36.31.

Types of Awards

     The Compensation Committee may grant awards under the Long-Term Incentive Plan in the form of stock options, restricted shares, and upon the approval of the amendment and restatement of the Long-Term Incentive Plan, bonus awards (both as cash and stock-based awards). Stock options may be granted as “incentive stock options” (as defined under Section 422 of the Code) or as nonqualified stock options.

Terms and Conditions of Stock Options

     The purchase price of the Common Stock issuable upon the exercise of stock options (the “exercise price”) will be determined by the Compensation Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant (or 110% of fair market value in the case of an incentive stock option granted to a 10% stockholder). Options will be granted for such term not exceeding ten years from the date of grant as the Compensation Committee may determine (or five years in the case of an incentive stock option granted to a 10% stockholder) and may not, when aggregated with any award of stock appreciation rights, exceed 600,000 shares of Common Stock per year granted to any single individual. Options become exercisable in such installments and at such times as may be determined by the Compensation Committee and may be exercised in whole or in part at any time after becoming exercisable and before expiration. The exercise price for any shares of Common Stock purchased pursuant to exercise of an option will be paid in full upon such exercise in cash, by check, or, at the discretion of the Compensation Committee, by transferring to the Company shares of Common Stock held for at least six months, having shares of Common Stock withheld from the shares otherwise issuable upon exercise, or exercising pursuant to a “cashless exercise” procedure. The Compensation Committee may also establish rules permitting the deferral of shares of Common Stock upon the exercise of options for tax planning purposes. The Compensation Committee may provide for the grant to an optionee of additional stock options as “reload options” upon the exercise by the optionee of outstanding stock options (including reload options) through the surrender of shares of Common Stock. Reload options granted are limited to the number of shares of Common Stock equal to the number of shares of Common Stock surrendered. The exercise price of any reload options granted may not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the reload option. In addition, the term of a reload option cannot exceed the term of the option whose exercise resulted in the grant of the reload option.

Terms and Conditions of Restricted Shares

     A “restricted share award” is the grant of shares of Common Stock at a price determined by the Compensation Committee, which may be zero. The grant or vesting of restricted shares may be conditioned on the attainment of performance goals or other factors, in the discretion of the Compensation Committee. Any restriction based upon attainment of a certain length of service with the Company will not exceed five years of service after the date of grant of the restricted shares and any period within which specified performance goals (other than the attainment of a certain length of service) must be attained will not exceed ten years after the date of grant of the restricted shares. The number of shares of Common Stock that may become nonforfeitable solely upon an individual’s attainment of a certain length of service with the Company may not, in the aggregate, exceed 400,000, and the maximum number of restricted shares that may be granted to any single individual cannot exceed 200,000 shares per year. The Compensation Committee may, in its discretion, provide for the lapse of restrictions imposed on an award in installments, and may retain in the award agreement the authority to waive such restrictions in whole or in part. Holders of restricted shares will have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote and to receive dividends.

Terms and Conditions of Bonus Awards

     The Long-Term Incentive Plan as amended and restated permits the Compensation Committee to grant bonus awards. A bonus award entitles the recipient to an award of cash or Common Stock under such terms and conditions as may be established by the Compensation Committee. The Compensation Committee may designate any particular bonus award as being a Section 162(m) bonus award provided it is based solely on performance criteria set out in the Long-Term Incentive Plan and summarized below. The maximum amount of any single Section 162(m) bonus award is $7.0 million (if denominated in U.S. dollars) or 200,000 shares of Common Stock (if denominated in Common Stock).

     In addition, no more than twenty percent (20%) of the maximum number of awards to be made in shares of Common Stock under the Long-Term Incentive Plan may be granted as restricted share awards or bonus awards of Common Stock.

Performance Criteria

     The Compensation Committee may, in its discretion, subject stock options, restricted shares, and bonus awards (both cash and stock-based) to performance criteria adopted by the Compensation Committee (for this purpose “performance criteria” will not include solely the attainment of a certain length of service with the Company). The performance criteria applicable to any award to a participant who is, or is determined by the Compensation Committee to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code will be limited to growth, improvement, or attainment of certain levels of: (i) return on capital, equity, or operating assets; (ii) economic value added; (iii) margins; (iv) total stockholder return or market value; (v) operating profit or net income; (vi) cash flow, earnings before interest and taxes, earnings before interest, taxes, and depreciation, or earnings before interest, taxes, depreciation, and amortization; (vii) sales, throughput, or product volumes; (viii) costs or expenses, and, pursuant to the amendment and restatement of the Long-Term Incentive Plan, (ix) capital employed; or (x) any combination of the foregoing. The foregoing performance criteria may be expressed either on an absolute basis or relative to other companies selected by the Compensation Committee. If the Compensation Committee determines that a change in the business, operations, corporate structure, or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances, render performance criteria to be unsuitable, the Compensation Committee may modify such performance criteria, or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable. In the case of an award to a participant who is, or is determined by the Compensation Committee to be likely to become, a “covered employee,” however, no such modification will be made if the effect would be to cause the award to fail to satisfy the qualified performance-based compensation exception to Section 162(m). In addition, at the time the award subject to performance criteria is made and performance goals established, the Compensation Committee is authorized to determine the manner in which the performance criteria will be calculated or measured to take into account certain factors over which participants have no or limited control, including market related changes in inventory value, changes in industry margins, changes in accounting principles, and extraordinary charges to income.

Transferability

     Each award may be exercised only by the individual to whom the award is granted during the individual’s lifetime or, if permissible under applicable law, by the individual’s guardian or legal representative, and may not be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by the individual other than by will or the laws of decent and distribution. The designation of a beneficiary does not constitute an assignment, alienation, pledge, attachment, sale or transfer. The Long-Term Incentive Plan, as amended and restated, permits the Compensation Committee to provide in the option agreement evidencing an option which is not intended to be an incentive stock option that the option may be transferred by the optionee without consideration to certain permitted transferees (the optionee’s immediate family, trust or trusts maintained for his immediate family or a partnership whose only members are the optionee and his immediate family).

Effective Date

     Subject to shareholder approval of the amendment and restatement of the Long-Term Incentive Plan involving the reservation of an additional 5,000,000 shares of Common Stock for issuance under the Long-Term Incentive Plan, the Long Term Incentive Plan as amended and restated will be effective as of February 7, 2001.

Amendment and Termination

     The Compensation Committee may amend, suspend, or terminate the Long-Term Incentive Plan at any time, provided that no such amendment will, without the approval of stockholders of the Company, (i) increase the total number of shares of Common Stock reserved for the purposes of the Long-Term Incentive Plan or (ii) make any other change that requires stockholder approval either under the rules of any exchange on which Common Stock is traded or in order for awards granted under the Long-Term Incentive Plan to qualify for an exception from Section 162(m). The Compensation Committee may also amend, modify, or terminate any outstanding award with the holder’s consent provided that no amendment may (a) reduce the exercise price of an option nor (b) cancel an existing option and replace it with a new option (with a lower exercise price) that would now result in such option being considered “repriced” for purposes of the Company’s proxy statement, or result in the option being accounted for under the variable method of accounting without shareholder approval of such amendment.

New Long-Term Incentive Plan Benefits

     Because awards under the Long-Term Incentive Plan will be granted at the sole discretion of the Compensation Committee, benefits under the Long-Term Incentive Plan are not determinable.

Tax Treatment

     U.S. Residents.   Under present U.S. federal income tax law, upon the grant of any type of stock option generally no taxable income will result to the holder of such stock option, and there will be no tax effect on the Company. The holder will not recognize taxable income at the time an award of restricted stock is granted unless he elects otherwise pursuant to Section 83(b) of the Code. Upon exercise of a nonqualified stock option, the holder generally realizes as ordinary income for federal income tax purposes an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. On the date a restricted stock award becomes transferable or not subject to a substantial risk of forfeiture, the award holder realizes as ordinary income an amount equivalent to excess of the fair market value of the shares on that date over the amount paid for the award, unless the award holder has elected to be taxed at the date of the grant. Generally, the holder’s income derived from the award is subject to withholding tax and the Company is entitled to a deduction in the amount of the holder’s income from the award. Special rules apply with respect to exercise of options, the receipt of restricted stock awards, and the disposition of shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. In a subsequent taxable disposition of shares received upon exercise of a nonqualified option or a restricted stock award, the original basis of the shares is their fair market value at the time income is realized by the holder, and any capital gain or loss is determined by that basis. In contrast, upon exercise of an incentive stock option the option holder does not realize taxable income at the time of exercise. However, the amount by which the fair market value on the exercise date of the shares purchased exceeds the exercise price will be included in alternative minimum taxable income that may be subject to the alternative minimum tax. At the time of the sale of the option shares, the excess of the sales price over the exercise price is taxable as a capital gain if the option holder complies with the requirements of the Code as to holding periods. If an option holder satisfies the conditions for capital gains treatment, the Company will not receive any tax deduction on account of the exercise of the incentive stock option.

     Canadian Residents.   Under present Canadian federal income tax law (but subject to the discussion in the following paragraphs), upon the grant of any type of option or stock appreciation right generally no taxable income will result to the holder of such option, and there will be no tax effect on the Company. Upon exercise of an option, an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price will be included in the employment income of the holder. Provided the exercise price is not less than the fair market value of the shares on the date the option was granted, 25% of the amount so included in employment income may be deducted by the holder in the year the option is exercised. Upon the grant of a restricted stock award, the Canada Customs and Revenue Agency (“CCRA”) is of the view that the fair market value of the restricted shares, taking into account an appropriate discount to reflect the transfer and forfeiture conditions, must be included in computing the employment income of the holder. For the purposes of determining a capital gain or capital loss on a subsequent disposition of shares received upon exercise of an option or stock appreciation right or upon the grant of a restricted stock award, the cost of the shares is the amount included in employment income (before any applicable deduction of 25% thereof) plus the amount, if any, paid to acquire the shares. If restricted shares are forfeited, and provided the shares have been held by a trustee, the holder may deduct the amount that had been included in income from employment upon the acquisition thereof and the holder will be deemed not to realize a capital gain or capital loss thereon. No deduction for Canadian tax purposes is permitted to a Canadian subsidiary of the Company for any amounts it may pay as its share of the cost of the issuance of shares pursuant to the exercise of a stock option or stock appreciation right or upon the grant of a restricted stock award. Any amounts paid by a Canadian subsidiary as its share of the cost of cash payments to holders on the exercise of stock appreciation rights are regarded by CCRA as deductible in computing the income of that subsidiary.

     Legislation introduced in the Canadian Parliament on December 21, 2000, which is still subject to Royal Assent, provides for certain changes, described below, in the tax treatment of stock options granted to Canadian residents. Royal Assent to this legislation is likely to be forthcoming in 2001 and CCRA has indicated that tax returns for 2000 should comply with the new legislation.

     With respect to options exercised on and after February 28, 2000, the new legislation provides that an option holder who is an “eligible employee” may file an election with the Company to defer all taxable income arising from the exercise of a stock option until the earlier of the year in which the option holder (i) disposes of the shares underlying the option, (ii) dies, or (iii) ceases to be resident in Canada. An “eligible employee” is an employee of the Company who (a) deals at arm’s length with the Company and any related corporation, (b) owns less than 10% of any class of the capital stock of the Company or a related corporation, and (c) is resident in Canada when the option is granted. For options exercised in 2000, the deferral election may be made no later than 60 days after the new legislation receives Royal Assent. For options exercised after 2000, the deferral election may be made no later than January 15th of the year following the exercise of the option. The deferral election is subject to an annual vesting limit of C$100,000, calculated based on the fair market value of the shares underlying the option on the date of grant. As such, for options vesting in any given year, an option holder will be able to defer all taxation on the acquisition of shares having a fair market value (determined at the time the option is granted) of no more than C$100,000. With respect to any additional shares acquired in excess of this C$100,000 annual limit, an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price will be included in the taxable employment income of the option holder. Where the option is issued by a U.S. parent or Canadian subsidiary and is valued in U.S. dollars, the exchange rate used to determine the number of shares subject to the C$100,000 annual vesting limit is the rate in effect on the date the option is granted.

     With respect to options exercised on and after February 28, 2000, the new legislation further provides that, if the exercise price of the option is not less than the fair market value of the shares on the date the option is granted, the following percentage may be deducted by the option holder from the amount included as taxable employment income in the year in which the option is exercised (or, if taxation may be deferred as described above, the year the shares underlying the option are disposed of): (i) 33 1/3% if the option is exercised on and after February 28, 2000 but prior to October 18, 2000, and (ii) 50% if the option is exercised on and after October 18, 2000.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
(Item 3 on the Proxy)

     The Board has selected Arthur Andersen LLP (“Arthur Andersen”) to serve as the Company’s independent accountants to audit the consolidated financial statements of the Company for 2001. Stockholders are being asked to ratify this appointment. The Company has been informed that neither Arthur Andersen nor any of its partners has any direct financial interest or any material indirect financial interest in the Company or has had any connection during the past three years with the Company or its predecessors in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.

     A representative of Arthur Andersen is expected to be present at the Annual Meeting with the opportunity to make a statement, if such representative desires to do so, and to be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting and voting on this proposal is required to ratify the appointment of Arthur Andersen as independent accountants for 2001.

     The Board recommends that stockholders vote FOR such ratification. Proxies solicited by the Board will be so voted unless stockholders specify in their proxies a contrary choice.

Report of the Audit Review Committee

     The Board has adopted an Audit Review Committee Charter, a copy of which is included as Appendix “B” to this proxy statement. All members of the Audit Review Committee are independent as defined in Sections 303.01(B)(2)(a) and 303.01(B)(3) of the New York Stock Exchange’s listing standards.

     The Audit Review Committee has reviewed and discussed with the Company’s management and Arthur Andersen, the Company’s independent auditors, the audited financial statements of the Company contained in the Company’s Annual Report to Stockholders for the year ended December 31, 2000. The Audit Review Committee has also discussed with Arthur Andersen the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

     The Audit Review Committee has received and reviewed the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 (titled, “Independence Discussions with Audit Committees”), and has discussed with Arthur Andersen their independence. The Audit Review Committee has also considered whether the provision of information technology services and other non-audit services to the Company by Arthur Andersen is compatible with maintaining their independence.

     Based on the review and discussions referred to above, the Audit Review Committee recommended to the Board that the audited financial statements prepared by Arthur Andersen be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the United States Securities and Exchange Commission.

Audit Review Committee of the Board of Directors

Bob Marbut, Chairman
W. E. Bradford, Vice Chairman
E. Glenn Biggs, Member
Katherine D. Ortega, Member
C. Barry Schaefer, Member

Principal Audit Firm Fees

     The following table sets forth the aggregate fees billed to the Company in the fiscal year ended December 31, 2000 by its principal audit firm, Arthur Andersen:

Audit Fees	$ 819,800
Financial Information Systems
Design and Implementation
Fees	61,241
All Other Fees	4,765,941	(1)
_________________

(1)

Includes fees for audit work in the preparation of a registration statement for Shamrock Logistics, L.P., a subsidiary of the Company, and for work as a consultant for a contractor working with the Company on certain environmental insurance claims.

22

WHERE YOU CAN FIND MORE INFORMATION

     The Company files annual, quarterly, and special reports, proxy statements, and other information with the SEC. Company stockholders may read and copy any reports, statements, or other information the Company files at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at “http://www.sec.gov.” In addition, the Company’s filings can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     The Company’s stockholders may rely on the information contained in this Proxy Statement and in the Annual Report on Form 10-K for the year ended December 31, 2000 delivered along with this Proxy Statement to vote on the director nominees, the amendment and restatement of the Long-Term Incentive Plan, and the approval of Arthur Andersen as the Company’s independent public accountants. The Company has not authorized anyone to provide Company stockholders with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated March 27, 2001. Company stockholders should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to Company stockholders does not create any implication to the contrary.

MISCELLANEOUS

Submission of Proposals by Stockholders; Discretionary Authority

     In order to be eligible for inclusion in the Company’s proxy statement for the 2002 Annual Meeting of Stockholders any proposal of a stockholder must be received by the Company at its principal executive offices in San Antonio, Texas by November 27, 2001. Proxies appointed by the Shareholders may exercise discretionary voting authority at the Annual Meeting with respect to matters brought before the Annual Meeting, other than those described above, as to which the Company has not received notice in writing at its principal executive offices not less than sixty nor more than ninety days prior to the anniversary of the date on which the Company first mailed its proxy materials for the immediately preceding annual meeting.

Proxy Solicitation

     In addition to soliciting proxies by mail, directors, executive officers, and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by email, by telecopy, or in person. Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares of Common Stock, and the Company will reimburse such brokerage firms and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials. The Company has retained Morrow & Co., Inc. to aid in the solicitation of proxies. The fee to be paid by the Company to such firm is estimated to be $10,000 plus reimbursement for out-of-pocket costs and expenses.

BY ORDER OF THE BOARD OF DIRECTORS TODD WALKER Corporate Secretary

San Antonio, Texas March 27, 2001 23

APPENDIX “A” ULTRAMAR DIAMOND SHAMROCK CORPORATION AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN A-1

A-2

ULTRAMAR DIAMOND SHAMROCK CORPORATION AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN

1.

Purposes; Definitions. The purposes of the Plan are to further the growth, development and financial success of the Company by providing incentives to those officers and other key employees who have the capacity for contributing in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, and Restricted Shares.

Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

“Board” shall mean the Board of Directors of the Company.

“Bonus Award” shall mean a cash or Share-based award granted pursuant to Section 7.1.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Compensation Committee of the Board, appointed as provided in Section 2.1.

“Company” shall mean Ultramar Diamond Shamrock Corporation, a Delaware corporation, and any successor corporation.

“Effective Date” shall have the meaning set forth in Section 9.1.

“Employee” shall mean any employee (including any officer whether or not a director) of the Company, or of any corporation which is then a Subsidiary.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Share as of a given date shall mean (a) the closing sale price per Share as reported on the principal exchange on which Shares are then trading, if any, on such date, or if there are no sales on such date, on the next preceding trading day during which a sale occurred, or (b) if clause (a) does not apply, the fair market value of the Share as determined by the Committee from time to time in good faith.

“Incentive Stock Option” shall mean an Option intended to be and designated as an “incentive stock option“within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

“Option” shall mean an option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5.1.

“Option Agreement” shall mean the written agreement pursuant to which an Option is awarded.

“Optionee” shall mean an Employee to whom an Option has been granted pursuant to the Plan.

“Participant” shall mean an Employee to whom an award is granted pursuant to the Plan.

“Performance Criteria” shall have the meaning set forth in Section 8.

“Plan” shall mean this Ultramar Diamond Shamrock Corporation Amended and Restated 1996 Long Term Incentive Plan, as hereinafter amended from time to time.

“Restricted Shares” shall mean shares which are awarded to a Participant that are subject to the restrictions described in Section 6.1.

“Rule 16b-3” shall mean Rule l6b-3 adopted by the Securities and Exchange Commission under the Exchange Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Share” shall mean a share of the Company’s Common Stock, $.01 par value.

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“Subsidiary”shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each such corporation (other than the last corporation in the unbroken chain), or if each group of commonly controlled corporations, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations in such chain.

2.	Administration.

2.1

Compensation Committee.  The Plan shall be administered by the Committee, which shall consist of two or more individuals appointed by the Board and holding office at the pleasure of the Board. All Committee members shall be members of the Board, and must be “non-employee directors,” as such term is described in Rule 16b-3, if and as such Rule is in effect, and “outside directors” within the meaning of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. The Board shall fill vacancies in the Committee.

2.2

Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its terms and provisions. The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee (and by the Company’s executive officers in furtherance of such interpretations and determinations) shall be binding upon all affected persons. In addition to the authority otherwise prescribed in the Plan, the Committee shall have the authority in its sole discretion to prescribe such limitations, restrictions, and conditions upon, provisions for vesting and acceleration of, provisions prescribing the nature and amount of legal consideration to be received upon the grant or exercise of, any award made under the Plan and all other terms and conditions of any such award as the Committee deems appropriate, provided that none of the foregoing conflicts with any of the express terms or limitations of the Plan and that the foregoing are set forth in the instrument granting any such award or in the rules referred to elsewhere in this Section 2.2.

2.3

Majority Rule.   The Committee shall act by a majority of its members in office. The Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee.

2.4

Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of Board, employ attorneys, consultants, accountants, appraisers, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the awards hereunder, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

3.	Shares Subject To The Plan.

3.1

Shares Subject to the Plan.  Subject to adjustment pursuant to Section 3.3, the number of Shares that may be the subject of or related to awards under this Plan is 11,000,000. Such shares may be treasury shares or shares of original issue or a combination of the foregoing. In the event that (a) any Participant delivers Shares (i) to pay the exercise price of an Option or any other award granted hereunder, or (ii) in satisfaction of any tax withholding requirement or (b) any other payment made or benefit realized under the Plan is satisfied by the transfer or relinquishment of Shares, the number of Shares available for awards under the Plan shall be increased by the number of Shares so surrendered, paid or relinquished. In the event that any award under the Plan expires, terminates or is canceled for any reason whatsoever without the Participant having received any benefit therefrom, the Shares covered by such award shall again become available for future awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” in the case of forfeited Restricted Shares by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture.

A-4

3.2	Limitations. Subject to adjustment pursuant to Section 3.3:

(i)	The maximum number of Shares that may be the subject of Options under the Plan to any Participant shall not, in the aggregate, exceed 600,000 per year;

(ii)

No more than twenty percent (20%) of the maximum number of Shares available for award under this Plan shall be granted to Participants as Restricted Shares or Share-based Bonus Awards, and the maximum number of Restricted Shares and Share-based Bonus Awards granted under the Plan to any Participant shall not exceed 200,000 Shares per year;

(iii)

The number of Shares issued or transferred as Restricted Shares that become nonforfeitable solely contingent upon the Participant attaining a certain length of service with the Company shall not in the aggregate exceed 400,000 Shares; and;

(iv)	The aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed the total number of Shares specified in Section 3.1.

3.3

Changes in Company’s Shares.  In the event of any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares at a price substantially below fair market value, or other similar corporate event that affects the Shares or other awards granted or made available for issuance under the Plan such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall in such manner as the Committee may deem equitable, adjust any or all of (a) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of other awards granted under the Plan in the aggregate or to any Participant, (b) the number and kind of shares subject to outstanding Options and other awards, and (c) the grant, exercise or conversion price with respect to any of the foregoing; provided, however, that the number of Shares subject to any Option or other award shall always be a whole number.

Notwithstanding the above, in the event of any of the following:

A.

the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

B.	all or substantially all of the assets of the Company are acquired by another person;

C.	the reorganization or liquidation of the Company; or

D.	the Company shall enter into a written agreement to undergo an event described in clauses A, B, or C above,

then the Committee may, in its discretion and upon at least ten days advance notice to the affected persons, cancel any outstanding Options and/or other awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options or awards based upon the price per Share received or to be received by other shareholders of the Company in the event. The Committee may vary the terms of this Section 3.3 in any particular Option or other award agreement.

4.	Eligibility.

Any Employee who is an officer or who is designated by the Committee as a key Employee shall be eligible to receive awards under this Plan. In general, an Employee may be designated as a key Employee if such Employee is responsible for or contributes to the management, growth, and/or profitability of the business of the Company and/or a Subsidiary.

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5.	Stock Options.

5.1

Grant.   Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the eligible Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the terms and conditions applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options, or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and any rules or regulations promulgated thereunder.

5.2

Terms.  Options shall be granted only pursuant to a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including the following:

(a)

Price.   The exercise price for the Shares subject to an Option, or the manner in which such exercise price is to be determined, shall be determined by the Committee, provided that, the exercise price per Share shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted.

(b)	Term. Options shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten years from the date it is granted.

(c)

Vesting.  Options shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. To the extent not exercised, installments shall accumulate and may be exercised, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide in the Option Agreement that all or a part of the Shares received by an Optionee upon the exercise of a Nonqualified Stock Option shall be Restricted Shares subject to any or all of the restrictions or conditions prescribed pursuant to Section 6.2(b).

(d)

Incentive Stock Option Grants to 10% Stockholders.  Notwithstanding anything to the contrary in this Section 5, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the term of the Option shall not exceed five years from the date of grant of such Option and the exercise price shall be at least 110 percent of the Fair Market Value (on the date of grant) of the Shares subject to the Option.

(e)

$100,000 Per Year Limitation for Incentive Stock Options.  To the extent the aggregate Fair Market Value (determined as of the date of grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

5.3

Method of Exercise.  The exercise of an Option shall be made only by a written notice delivered in person or by first class mail to the Secretary of the Company at the Company’s principal executive office, or by such other method approved by the Committee. Any such notice shall specify the number of Shares to be purchased and be accompanied by full payment therefor and shall otherwise be in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise (i) in cash, (ii) by check, (iii) at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, (A) by transferring Shares to the Company (including by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of such Shares to the Company); provided, however, that such Shares are not subject to any pledge or other security interest and have either been held by the Optionee for at least six months, previously acquired by the Optionee on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option, or (B) by exercising pursuant to a “cashless exercise“procedure, or (iv) any combination thereof. Any Shares transferred to the Company, as payment of the purchase price under an Option, shall be valued at their Fair Market Value on the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Committee determines otherwise, in its sole discretion.

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5.4

Reload Options.  The Committee may provide for the grant to any Optionee of additional Options (“Reload Options”) upon the exercise of Options, including Reload Options, through the delivery of Shares; provided, however, that (i) Reload Options may be granted only with respect to the same number of Shares as were surrendered to exercise the Options, (ii) the exercise price per Share of the Reload Options shall be not less than 100% of the Fair Market Value of a Share as of the date the Reload Options are granted, and (iii) the Reload Options shall not be exercisable after the expiration of the term of the Options, the exercise of which resulted in the grant of the Reload Options.

6.	Restricted Shares.

6.1

Grants.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the eligible Employees to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Restricted Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Shares, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. Awards of Restricted Shares may be granted either alone or in addition to other awards granted under the Plan. The Committee may condition the grant or vesting of Restricted Shares upon the attainment of Performance Criteria or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Share awards need not be the same with respect to each recipient.

6.2

Terms.  Restricted Shares awards shall be granted only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including the following:

(a)	Price. The purchase price of Restricted Shares shall be determined by the Committee, in its sole discretion, and may be zero.

(b)	Restrictions and Conditions.

(i)

The award may be subject to such restrictions as may be imposed by the Committee in its sole discretion, including, without limitation, Performance Criteria, as a condition for the grant or vesting of the Restricted Shares; provided, however, that any restrictions based upon the Participant attaining a certain length of service with the Company shall not exceed five years of service after the date of grant of the Restricted Shares; and provided, further, that the period within which Performance Criteria must be achieved shall not exceed ten years after the date of grant of the Restricted Shares. The Committee may provide for the lapse of restrictions imposed on an award in installments.

(ii)

Except as provided in clause (i), the Participant shall have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote the Shares and to receive any cash dividends.

(iii)

The Committee may, in its sole discretion, retain in the applicable award agreement the authority to waive in whole or in part any or all restrictions with respect to a Participant’s Restricted Shares, based on such factors as the Committee may deem appropriate.

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(iv)

The Committee may, in its sole discretion, provide that Restricted Shares be held in escrow or trust pending delivery to the Participant upon the satisfaction of any applicable restrictions or delivery to the Company upon forfeiture.

7.	Bonus Awards.

7.1

Grant.   Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine eligible Employees to whom Bonus Awards will be awarded. A Bonus Award shall entitle a Participant to an award of cash or Shares under such terms and conditions as shall be established by the Committee.

7.2

162(m) Bonus Awards.  The Committee may designate any particular Bonus Award as being a 162(m) Bonus Award; provided that any Bonus Award so designated will be subject to the following requirements, notwithstanding any other provision of the Plan to the contrary: No 162(m) Bonus Award may be paid unless and until the stockholders of the Company have approved the Plan in a manner which complies with the stockholder approval requirements of Section 162(m) of the Code and the Treasury regulations promulgated thereunder. The performance goals to which a 162(m) Bonus Award is subject must be based solely on Performance Criteria described in Section 8.2. Such Performance Criteria, and the Bonus Award payable upon attainment thereof, must be established by the Committee within the time limits required in order for the 162(m) Bonus Award to qualify for the performance-based compensation exception to Section 162(m) of the Code. No 162(m) Bonus Award may be paid until the Committee has certified the level of attainment of the applicable Performance Criteria. The maximum amount of any single 162(m) Bonus Award is $7,000,000 (if denominated in dollars) or 200,000 Shares (if denominated in Shares). Notwithstanding the above, all “Intermediate Incentive Awards” and “Excess Performance-Based Restricted Stock Awards” granted under the Company’s Intermediate Incentive and Performance-Based Restricted Stock Plan shall be 162(m) Bonus Awards.

8.	Performance Criteria.

8.1

Grants Subject To Performance Criteria.  Options, Restricted Shares, and Bonus Awards, when so determined by the Committee, may be subject to such financial or non-financial performance or other criteria (“Performance Criteria”) as may be adopted from time to time by the Committee in its discretion. Performance Criteria shall not include the attaining of a certain length of service with the Company.

8.2

Performance Criteria.   The Performance Criteria applicable to any Participant who is, or who is determined by the Committee to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (a “Covered Employee”), shall be limited to growth, improvement or attainment of certain levels of:

(i)	return on capital, equity, or operating costs;

(ii)	economic value added;

(iii)	margins;

(iv)	total stockholder return or market value;

(v)	operating profit or net income;

(vi)	cash flow, earnings before interest and taxes, earnings before interest, taxes and depreciation, or earnings before interest, taxes, depreciation and amortization;

(vii)	sales, throughput, or product volumes;

(viii)	costs or expenses;

(ix)	capital employed; or

(x)	any combination of the foregoing.

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    Such Performance Criteria may be expressed either on an absolute basis or relative to other companies selected by the Committee. This Section 8.2 is intended to comply with the exception from Section 162(m) of the Code for qualified performance-based compensation, and shall be construed, applied and administered accordingly.

8.3

Change In Circumstances.  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made in the case of any award to a Participant who is, or is determined by the Committee to be likely to become, a Covered Employee if the effect would be to cause the award to fail to qualify for the performance-based exception to Section 162(m) of the Code. In addition, at the time the award subject to Performance Criteria is made and performance goals established, the Committee is authorized to determine the manner in which the Performance Criteria will be calculated or measured to take into account certain factors over which Participants have no or limited control including market related changes in inventory value, changes in industry margins, changes in accounting principles, and extraordinary charges to income.

9.	Miscellaneous.

9.1

Effective Date.  The Plan originally became effective as of October 22, 1996 (the “Effective Date”) and was approved by the Company’s shareholders on December 3, 1996. The amendment and restatement of the Plan is effective February 7, 2001, subject to approval of such amendment and restatement by holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the State of Delaware no later than February 6, 2002. The Plan shall expire on October 21, 2006.

9.2

Amendment, Suspension or Termination of the Plan.  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that, except as provided in Section 3.3, no amendment shall be effective unless approved by the affirmative vote of a majority of the votes eligible to be cast at a meeting of stockholders of the Company held within twelve (12) months of the date of adoption of such amendment, where such amendment will:

(a)	increase the total number of Shares reserved for the purposes of the Plan; or

(b)

make such other change as may require stockholder approval (i) under the rules of any exchange on which Shares are traded, or (ii) in order for awards granted under the Plan to qualify for an exception from Section 162(m) of the Code.

    Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination of the Plan, and in no event may any awards be granted under the Plan after ten years from the Effective Date.

9.3

Amendment of Award. The Committee may amend, modify or terminate any outstanding award with the Participant’s consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (a) to change the date or dates as of which an Option becomes exercisable or Restricted Shares become vested, or (b) to cancel and reissue an award under such different terms and conditions as it determines appropriate; provided, however, that, without stockholder approval, (i) no such amendment or modification may reduce the exercise price of an Option, and (ii) the Committee may not cancel any outstanding Option and replace it with a new Option (with a lower exercise price), in either case in a manner which would either (X) be reportable in the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (Y) result in any Option being accounted for under the “variable” method for financial statement reporting purposes.

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9.4	Nontransferability.

(a)

Each award shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or a Subsidiary; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(b)

Notwithstanding the foregoing, the Committee may in an Option Agreement or at any time after the date of grant in an amendment to an Option Agreement provide that Options which are not intended to qualify as Incentive Stock Options may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Option Agreement to preserve the purposes of the Plan, to:

(i)	any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

(ii)	a trust solely for the benefit of the Participant and his or her Immediate Family Members;

(iii)	a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

(iv)	any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award agreement;

(each transferee described in clauses (i), (ii), (iii) and (iv) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Option Agreement.

(c)

The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Option Agreement to an Optionee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Option Agreement, that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and

(d)

the consequences of termination of the Participant’s employment by, or services to, the Company or a Subsidiary under the terms of the Plan and the applicable Option Agreement shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Option Agreement.

9.5

No Rights as Stockholder.   Subject to the provisions of the applicable award, no Participant shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option or otherwise to be distributed under the Plan until such Participant shall have become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Shares, the applicable award agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.

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9.6

Deferral.  The Committee shall have the authority to establish rules governing the deferral of the delivery of Shares upon the exercise of Nonqualified Stock Options for tax planning purposes. Such rules shall be contained in the applicable Option Agreement or in an amendment to such Option Agreement.

9.7

Foreign Participants.   Subject to the provisions of Section 9.3, the Committee may, in order to fulfill the Plan purposes and without amending the Plan, modify previously granted awards to Participants who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.

9.8

Effect of Plan Upon Other Compensation and Incentive Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary.

9.9	Regulations and Other Approvals; Governing Law.

(a)

The obligation of the Company to sell or deliver Shares with respect to Options or any other award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b)

The Committee may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder for Employees granted Incentive Stock Options.

(c)

Each Option and any other award payable in Shares is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

(d)

In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

9.10

Governing Law.  The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

9.11

Withholding of Taxes.  No later than the date as to which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any award granted under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or other taxes of any kind required by the law of any applicable jurisdiction or the Company to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. In its discretion, the Committee may permit Participants to satisfy withholding obligations by delivering previously owned Shares or by electing to have Shares withheld.

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9.12

No Right To Continued Employment.  Nothing in the Plan or in any award agreement shall confer upon any Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the right of the Company and its Subsidiaries, which are hereby expressly reserved, to remove, terminate or discharge any Employee at any time for any reason whatsoever, with or without cause.

9.13

Titles; Construction.   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates. Any reference to a section (other than to a section of the Plan) shall also include a successor to such section.

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APPENDIX “B” AUDIT REVIEW COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.	PURPOSE

The primary function of the Audit Review Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities regarding the Company’s financial reporting and accounting practices. Consistent with this objective, the Committee shall, following consultation with management, including counsel to the Company and the Director of Internal Auditing, and the Company’s outside auditors, undertake on behalf of the full Board the reviews specified herein and such other actions as the Committee determines, in its sole discretion, to be reasonably related thereto.

While the Committee has the powers and responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements present fairly the financial position, the results of operations, and the cash flows of the Company in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditor. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the outside auditor, or to assure compliance with laws or the Company’s corporate compliance program or code of ethics.

II.	COMPOSITION

The Committee shall be comprised of no less than three directors, all of whom shall be free of any relationship that would interfere with their exercise of independent judgment, to the extent provided in, and as determined in accordance with, the requirements of the New York Stock Exchange.

All members of the Committee shall have a practical knowledge of finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise, each as determined by the Board in its business judgment.

The Company shall disclose in the proxy statement whether the Board has determined that the members of the Committee are independent as defined above, as well as the nature of the relationships of any non-independent members and the reasons for the Board’s determination to appoint such a director.

III.	MEETINGS

The Committee shall meet at least quarterly, or more frequently, as circumstances dictate. The Committee may request members of management or others to attend meetings and provide pertinent information as necessary. The Committee should meet at least annually with management, the Director of Internal Auditing, and the outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

IV.	FUNCTIONS

The outside auditor is ultimately accountable to the Board and the Committee. To assist in the fulfillment of the Board’s responsibilities and duties with respect to the outside auditors, the Committee shall:

1.

Review the Company’s quarterly and annual financial statements and any certification, report or opinion rendered by the Company’s outside auditors in connection with those financial statements prior to a filing with a regulatory agency or publication of the Company’s earnings releases.

2.

Review material changes in accounting policies, financial reporting practices and material developments in financial reporting standards brought to the attention of the Committee by the Company’s management or outside auditors.

B-1

3.

Review material questions of choice with respect to the appropriate accounting principles and practices to be used in the preparation of the Company’s financial statements and brought to the attention of the Committee by the Company’s management or outside auditors.

4.

Review with financial management the overall professional services (including non-audit services), independence, and qualifications of the Company’s outside auditors and, subject to the procedure set forth in section 5 below, approve the fees for such services.

5.

Review and approve any non-audit service fees proposed to be paid by the Company where the type of service has not been previously performed by the outside auditor, and review each fiscal quarter all fees for non-audit services provided by the outside auditor during such quarter. The outside auditors shall not be retained to render non-audit services prohibited by the U.S. Securities and Exchange Commission rules on auditor independence.

6.

Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and recommend that the Board take appropriate action.

7.	Evaluate and recommend to the Board the selection or replacement of the outside auditor.

8.

Review an annual written statement, prepared by the outside auditor and delineating all relationships between the auditor and the Company consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditor.

9.	Review the scope, plan, and procedures to be used on the annual audit as recommended by the Company’s outside auditor.

10.	Review the results of annual audits and interim financial reviews performed by the outside auditor, including:

a)	The outside auditor’s audit of the Company’s annual financial statements, accompanying footnotes, and its report thereon.

b)	Any significant changes required in the outside auditor’s audit plans or scope.

c)	Any material difficulties or disputes with management encountered during the course of the audit.

d)	Any material management letter comments and management’s responses to recommendations made by the outside auditor in connection with the audit.

11.	Review annually the Internal Audit budget, staffing and audit plan.

12.	Review material findings of internal audit reviews and management’s responses including:

a)	Any significant changes required in the internal auditors’ audit plan or scope.

b)	Any material difficulties or disputes with management encountered during the course of the audit.

13.	Review, with the assistance of management, the outside auditors and the internal auditors, internal accounting controls.

14.

Review such other matters and do such other things as may be required by law or under NYSE rules as in effect from time to time, or in relation to the accounting and auditing practices and procedures as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

15.	Report its activities to the Board in such manner and at such times as it deems appropriate.

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V.	OTHER MATTERS

The Committee will review and reassess, with the assistance of management, the outside auditors and legal counsel, the adequacy of the Committee’s charter at least annually.

The Committee shall be empowered to retain at the Company’s expense independent counsel, accountants, or others for such purposes as the Committee in its sole discretion determines to be appropriate.

B-3

REVOCABLE PROXY

401(K)

ULTRAMAR DIAMOND SHAMROCK CORPORATION

The Solicitation of these Confidential Voting Instructions
is made on behalf of the Board of Directors

The shareholder as a participant in the Ultramar Diamond Shamrock Corporation 401(k) Plan (the “Plan”) hereby instructs the Trustee of the Plan to appoint Timothy J. Fretthold and Todd Walker, and either of them, with full power of substitution, the attorney and proxy of the said Trustee to represent the interests of the shareholder in Ultramar Diamond Shamrock Corporation Common Stock held under the terms of the Plan, at the Annual Meeting of Shareholders of Ultramar Diamond Shamrock Corporation to be held on May 1, 2001, and any adjournment thereof, and to vote, with all powers of Common Stock (“Common Stock”) credited to the shareholder’s account(s) under the Plan as of March 12, 2001, the record date for the Annual Meeting, upon all the matters set forth on the reverse side and upon any other business that may properly come before the meeting or any adjournment thereof.

PLEASE ACT PROMPTLY

C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL —

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ultramar Diamond Shamrock Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	UDSC09	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ULTRAMAR DIAMOND SHAMROCK CORPORATION

Vote On Directors

1.	Election of 3 directors, each for a three-year term expiring in 2004:

Nominees:

01) W. E. Bradford, 02) E. Glenn Biggs, 03) C. Barry Schaefer

For All [_]	Withold All [_]	For All Except [_]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. ________________________________________

Vote On Proposals

2.	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY’S 1996 LONG-TERM INCENTIVE PLAN.
For [_]	Against [_]	Abstain [_]

3.	RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN, L.L.P. AS INDEPENDENT ACCOUNTANTS.
For [_]	Against [_]	Abstain [_]

*NOTE*	SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote FOR items 1, 2, and 3. You may specify your choices on the items by marking the appropiate boxes. You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

Please be sure to sign and date this Proxy in the boxes below.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

__________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date	__________________________________________ Signature (Joint Owners) Date

REVOCABLE PROXY

GSOP

ULTRAMAR DIAMOND SHAMROCK CORPORATION

The Solicitation of these Confidential Voting Instructions
is made on behalf of the Board of Directors

The shareholder as a participant in the Ultramar Diamond Shamrock Corporation 401(k) Plan (the “Plan”) hereby instructs the Trustee of the Plan to appoint Timothy J. Fretthold and Todd Walker, and either of them, with full power of substitution, the attorney and proxy of the said Trustee to represent the interests of the shareholder in Ultramar Diamond Shamrock Corporation Common Stock held under the terms of the Plan, at the Annual Meeting of Shareholders of Ultramar Diamond Shamrock Corporation to be held on May 1, 2001, and any adjournment thereof, and to vote, with all powers of Common Stock (“Common Stock”) credited to the shareholder’s account(s) under the Plan as of March 12, 2001, the record date for the Annual Meeting, upon all the matters set forth on the reverse side and upon any other business that may properly come before the meeting or any adjournment thereof.

PLEASE ACT PROMPTLY

C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL —

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ultramar Diamond Shamrock Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	UDSC07	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ULTRAMAR DIAMOND SHAMROCK CORPORATION

Vote On Directors

1.	Election of 3 directors, each for a three-year term expiring in 2004:

Nominees:

01) W. E. Bradford, 02) E. Glenn Biggs, 03) C. Barry Schaefer

For All [_]	Withold All [_]	For All Except [_]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. ________________________________________

Vote On Proposals

2.	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY’S 1996 LONG-TERM INCENTIVE PLAN.
For [_]	Against [_]	Abstain [_]

3.	RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN, L.L.P. AS INDEPENDENT ACCOUNTANTS.
For [_]	Against [_]	Abstain [_]

*NOTE*	SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote FOR items 1, 2, and 3. You may specify your choices on the items by marking the appropiate boxes. You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

Please be sure to sign and date this Proxy in the boxes below.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

__________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date	__________________________________________ Signature (Joint Owners) Date

REVOCABLE PROXY

FORMER ESOP II

ULTRAMAR DIAMOND SHAMROCK CORPORATION

The Solicitation of these Confidential Voting Instructions
is made on behalf of the Board of Directors

The shareholder as a participant in the Ultramar Diamond Shamrock Corporation 401(k) Plan (the “Plan”) hereby instructs the Trustee of the Plan to appoint Timothy J. Fretthold and Todd Walker, and either of them, with full power of substitution, the attorney and proxy of the said Trustee to represent the interests of the shareholder in Ultramar Diamond Shamrock Corporation Common Stock held under the terms of the Plan, at the Annual Meeting of Shareholders of Ultramar Diamond Shamrock Corporation to be held on May 1, 2001, and any adjournment thereof, and to vote, with all powers of Common Stock (“Common Stock”) credited to the shareholder’s account(s) under the Plan as of March 12, 2001, the record date for the Annual Meeting, upon all the matters set forth on the reverse side and upon any other business that may properly come before the meeting or any adjournment thereof.

PLEASE ACT PROMPTLY

C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL —

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ultramar Diamond Shamrock Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	UDSC05	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ULTRAMAR DIAMOND SHAMROCK CORPORATION

Vote On Directors

1.	Election of 3 directors, each for a three-year term expiring in 2004:

Nominees:

01) W. E. Bradford, 02) E. Glenn Biggs, 03) C. Barry Schaefer

For All [_]	Withold All [_]	For All Except [_]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. ________________________________________

Vote On Proposals

2.	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY’S 1996 LONG-TERM INCENTIVE PLAN.
For [_]	Against [_]	Abstain [_]

3.	RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN, L.L.P. AS INDEPENDENT ACCOUNTANTS.
For [_]	Against [_]	Abstain [_]

*NOTE*	SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote FOR items 1, 2, and 3. You may specify your choices on the items by marking the appropiate boxes. You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

Please be sure to sign and date this Proxy in the boxes below.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

__________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date	__________________________________________ Signature (Joint Owners) Date

REVOCABLE PROXY

FORMER ESOP I

ULTRAMAR DIAMOND SHAMROCK CORPORATION

The Solicitation of these Confidential Voting Instructions
is made on behalf of the Board of Directors

The shareholder as a participant in the Ultramar Diamond Shamrock Corporation 401(k) Plan (the “Plan”) hereby instructs the Trustee of the Plan to appoint Timothy J. Fretthold and Todd Walker, and either of them, with full power of substitution, the attorney and proxy of the said Trustee to represent the interests of the shareholder in Ultramar Diamond Shamrock Corporation Common Stock held under the terms of the Plan, at the Annual Meeting of Shareholders of Ultramar Diamond Shamrock Corporation to be held on May 1, 2001, and any adjournment thereof, and to vote, with all powers of Common Stock (“Common Stock”) credited to the shareholder’s account(s) under the Plan as of March 12, 2001, the record date for the Annual Meeting, upon all the matters set forth on the reverse side and upon any other business that may properly come before the meeting or any adjournment thereof.

PLEASE ACT PROMPTLY

C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL —

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ultramar Diamond Shamrock Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	UDSC03	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ULTRAMAR DIAMOND SHAMROCK CORPORATION

Vote On Directors

1.	Election of 3 directors, each for a three-year term expiring in 2004:

Nominees:

01) W. E. Bradford, 02) E. Glenn Biggs, 03) C. Barry Schaefer

For All [_]	Withold All [_]	For All Except [_]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. ________________________________________

Vote On Proposals

2.	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY’S 1996 LONG-TERM INCENTIVE PLAN.
For [_]	Against [_]	Abstain [_]

3.	RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN, L.L.P. AS INDEPENDENT ACCOUNTANTS.
For [_]	Against [_]	Abstain [_]

*NOTE*	SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote FOR items 1, 2, and 3. You may specify your choices on the items by marking the appropiate boxes. You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

Please be sure to sign and date this Proxy in the boxes below.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

__________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date	__________________________________________ Signature (Joint Owners) Date

REVOCABLE PROXY

ULTRAMAR DIAMOND SHAMROCK CORPORATION

Proxy Solicited on Behalf of the Board of Directors
for the Annual Meeting on May 1, 2001

The shareholder hereby appoints Timothy J. Fretthold and Todd Walker, and either of them, with full power of substitution and resubstitution, as proxies to represent and to vote all shares which the shareholder may be entitled to vote as of March 12, 2001, the record date, at the Annual Meeting of Stockholders of Ultramar Diamond Shamrock Corporation to be held on May 1, 2001, and any adjournment thereof.

The items of business to be acted upon as set forth on the reverse side are listed in the Notice of Annual Meeting and described in the Proxy Statement.

PLEASE ACT PROMPTLY

C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL —

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ultramar Diamond Shamrock Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	UDSC01	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ULTRAMAR DIAMOND SHAMROCK CORPORATION

Vote On Directors

1.	Election of 3 directors, each for a three-year term expiring in 2004:

Nominees:

01) W. E. Bradford, 02) E. Glenn Biggs, 03) C. Barry Schaefer

For All [_]	Withold All [_]	For All Except [_]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. ________________________________________

Vote On Proposals

2.	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY’S 1996 LONG-TERM INCENTIVE PLAN.
For [_]	Against [_]	Abstain [_]

3.	RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN, L.L.P. AS INDEPENDENT ACCOUNTANTS.
For [_]	Against [_]	Abstain [_]

*NOTE*	SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote FOR items 1, 2, and 3. You may specify your choices on the items by marking the appropiate boxes. You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

Please be sure to sign and date this Proxy in the boxes below.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

__________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date	__________________________________________ Signature (Joint Owners) Date